EXHIBIT 10w.


                             SUBORDINATION AGREEMENT
                             (Specific Unit to CDF)


     This Subordination Agreement ("Agreement") is hereby made this 24th day of April, 2003, by and between Winnebago Acceptance Corporation ("Lender") with a place of business located at Forest City, Iowa and GE Commercial Distribution Finance Corporation ("CDF") with a place of business located at 2625 S. Plaza Drive, Suite #201, Tempe, AZ 85282.

                                     RECITAL

     CDF and Lender have filed or intend to file a financing statement or statements under the Uniform Commercial Code giving notice of a security interest in all or some of the assets of La Mesa R.V. Center, Inc., La Mesa R.V. Center, Inc. (Yuma) and La Mesa R.V. Center, Inc. (Central) ("Dealer"). Dealer wishes to obtain financing from CDF for the inventory described in the attached 'Exhibit A' (referred to herein as the "CDF Collateral").

     CDF has agreed to provide such financing to Dealer on the condition that Lender subordinates to CDF any and all interest which Lender may presently have or may hereafter acquire in and to the CDF Collateral. Lender is willing to subordinate its interest in accordance with the terms of this Agreement.

     NOW, THEREFORE, in order to induce CDF to extend financing to Dealer, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender hereby agrees as follows:

     1. Lender hereby unconditionally subordinates to CDF any and all right, title and security interest which Lender may presently have or which it may hereafter acquire in and to the CDF Collateral specified above, whether now owned or hereafter acquired by Dealer and wherever located, and all discounts, rebates, credits, incentive payments, returns, repossessions, exchanges, substitutions, replacements, attachments, parts, accessories, and accessions thereto, and all proceeds thereof.

     2. This Agreement constitutes a continuing agreement of subordination, and CDF may provide financing to Dealer on the basis of this Agreement. The priority granted to CDF hereunder is enforceable regardless of the time or order of attachment or perfection of security interests. The respective priorities of CDF and Lender in the assets of Dealer which are not covered by this Agreement shall be determined in accordance with the provisions of the Uniform Commercial Code as adopted in the applicable state.

     3. Lender represents and warrants to CDF that Lender has not heretofore assigned, transferred, subordinated or terminated any of Lender's right, title or security interest in or to any of Dealer's assets subordinated to CDF pursuant to this Agreement. This Agreement shall be binding on, and shall inure to the benefit of, the successors and assigns of CDF and Lender. Except as set forth in the preceding sentence, this Agreement is not intended, nor shall it be deemed, to directly or indirectly benefit any person or entity, including the Dealer, who is not a party hereto.

     4. If any action or suit is filed between the parties arising in relation to this Agreement, the prevailing party shall be entitled to recover all of its reasonable attorneys' fees and costs, in addition to all other sums to which it may be entitled from the other party. Lender and CDF irrevocably waive all rights to claim any punitive, exemplary or consequential damages against each other.

     5. THE LAWS OF THE STATE OF ARIZONIA WILL GOVERN THIS AGREEMENT AND ALL TRANSACTIONS HEREUNDER AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION AND EFFECT. EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS LOCATED WITHIN SUCH STATE AND AGREES THAT ALL LEGAL PROCEEDINGS WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. EACH PARTY WAIVES ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

     IN WITNESS WHEREOF, the duly authorized representatives of Lender and CDF have executed this Subordination Agreement on the date set forth above.

THIS CONTRACT CONTAINS JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

                                      WINNEBAGO ACCEPTANCE CORPORATION
                                                   (Lender)

                                      By:    /s/ Raymond M. Beebe
                                             -----------------------------------
                                      Title: V.P., General Counsel and Secretary
                                             -----------------------------------


                                      GE COMMERCIAL DISTRIBUTION FINANCE
                                      CORPORATION

                                      By:    /s/ Tim Wass
                                             -----------------------------------
                                      Title: Director of Underwriting
                                             -----------------------------------

                                  EXHIBIT 10w.


                             SUBORDINATION AGREEMENT
                       (Used - Lender Subordinates to CDF)


     This Subordination Agreement ("Agreement") is hereby made this 24th day of April, 2003, by and between Winnebago Acceptance Corporation ("Lender") with a place of business located at Forest City, Iowa and GE Commercial Distribution Finance Corporation ("CDF") with a place of business located at 2625 S. Plaza Drive, Suite #201, Tempe, AZ 85282.

                                     RECITAL

     CDF and Lender have filed or intend to file a financing statement or statements under the Uniform Commercial Code giving notice of a security interest in all or some of the assets of La Mesa R.V. Center, Inc., La Mesa R.V. Center, Inc. (Yuma) and La Mesa R.V. Center, Inc. (Central) ("Dealer"). Dealer wishes to obtain financing from CDF for certain assets of Dealer. CDF has agreed to provide such financing to Dealer on the condition that Lender subordinates to CDF all interest which Lender may presently have or may hereafter acquire in and to such assets of Dealer. Lender is willing to subordinate its interest in accordance with the terms of this Agreement.

     NOW, THEREFORE, in order to induce CDF to extend such financing to Dealer, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Lender and CDF agree as follows:

     1. Lender unconditionally subordinates to CDF any and all right, title and security interest which Lender may presently have or which it may hereafter acquire in and to all of Dealer's Used Inventory (as defined below), whether now owned or hereafter acquired by Dealer and wherever located, and all discounts, rebates, credits, incentive payments, repossessions, exchanges, substitutions, replacements, attachments, parts, accessories and accessions thereto, and all accounts, chattel paper, instruments, reserves, documents and general intangibles arising from the sale, lease, rental or other disposition thereof, and all proceeds from all of the foregoing. The term "Used Inventory" is defined herein to mean any item of Inventory that has been: (i) previously sold at retail; and/or (ii) registered or titled in any state.

     2. This Agreement shall constitute a continuing agreement of subordination, and CDF may provide financing to Dealer on the basis of this Agreement. The priority granted to CDF hereunder is enforceable regardless of the time or order of attachment or perfection of security interests or any previous agreement entered into between Lender and CDF. Lender represents and warrants to CDF that Lender has not heretofore assigned, transferred, subordinated, terminated or released any of Lender's right, title or security interest in or to any of Dealer's assets subordinated to CDF hereunder. The priority of the respective security interest of CDF and Lender in the assets of Dealer which are not covered by this Agreement shall be determined in accordance with the provisions of the Uniform Commercial Code as adopted by the applicable state.

     3. This Agreement shall be binding on, and shall inure to the benefit of, the successors and assigns of CDF and Lender. Except as set forth in the first sentence of this Paragraph 3, this Agreement is not intended, nor shall it be deemed, to directly or indirectly benefit any person or entity, including the Dealer, who is not a party hereto.

     4. If any action or suit is filed between the parties arising in relation to this Agreement, the prevailing party shall be entitled to recover all of its reasonable attorneys' fees and costs, in addition to all other sums to which it may be entitled from the other party. Lender and CDF irrevocably waive all rights to claim any punitive, exemplary or consequential damages against each other.

     5. Lender may terminate this Agreement by notice to CDF in writing, the termination to be effective ninety (90) days after receipt and acknowledgement thereof by CDF, but the termination will not affect or impair any of the rights, interests or priorities of CDF created or acquired hereunder in or to any of Dealer's assets prior to the effective date of termination.

     6. THE LAWS OF THE STATE OF ARIZONIA WILL GOVERN THIS AGREEMENT AND ALL TRANSACTIONS HEREUNDER AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION AND EFFECT. EACH PARTY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS LOCATED WITHIN SUCH STATE AND AGREES THAT ALL LEGAL PROCEEDINGS WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. EACH PARTY WAIVES ANY RIGHT TO A JURY TRIAL IN ANY SUCH PROCEEDING.

     IN WITNESS WHEREOF, the duly authorized representatives of Lender and CDF have executed this Subordination Agreement on the date set forth above.

THIS AGREEMENT CONTAINS JURY WAIVER AND PUNITIVE DAMAGE WAIVER PROVISIONS.

                                      WINNEBAGO ACCEPTANCE CORPORATION
                                                   (Lender)

                                      By:    /s/ Raymond M. Beebe
                                             -----------------------------------
                                      Title: V.P., General Counsel and Secretary
                                             -----------------------------------


                                      GE COMMERCIAL DISTRIBUTION FINANCE
                                      CORPORATION

                                      By:    /s/ Tim Wass
                                             -----------------------------------
                                      Title: Director of Underwriting
                                             -----------------------------------